Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Truli Media Group, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Elliot Maza, certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Elliot Maza
Elliot Maza
Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)

Date: November 14, 2016

A signed original of this written statement required by Section 906 has been provided to Truli Media Group and will be retained by Truli Media Group and furnished to the Securities and Exchange Commission or its staff upon request.